UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 11, 2012

CYS Investments, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-33740	20-4072657
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

890 Winter Street, Suite 200

Waltham, Massachusetts 02451

(Address of principal executive offices) (Zip code)

(617) 639-0440

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 10, 2012, the stockholders of CYS Investments, Inc. (the “Company”) elected the eight nominated directors, including Tanya S. Beder for the first time. In connection with Ms. Beder becoming a director, the Company has entered into an indemnification agreement with Ms. Beder (the “Indemnification Agreement”), the terms and conditions of which are identical to those which the Company has entered into with its other directors. The Indemnification Agreement obligates the Company to indemnify Ms. Beder to the maximum extent permitted by Maryland law and advance to Ms. Beder all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted.

The foregoing description of the Indemnification Agreement is a general description only and is qualified in its entirety by reference to the Indemnification Agreement, the form of which is incorporated herein by reference to the Company’s Registration Statement on Form S-11 (File No. 333-142236).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of the Company held on May 10, 2012, the stockholders (i) elected the eight nominated directors, (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, (iii) recommended, on an advisory basis, that future advisory votes on named executive officer compensation be conducted every year, and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012. As of March 8, 2012, the record date for the annual meeting of stockholders, there were 114,305,993 shares of common stock outstanding and entitled to vote.

The full results of the matters voted on at the annual meeting of stockholders are set forth below:

Proposal 1 — Election of Directors:

Nominee for Director	For	Withheld	Broker Non-Votes

Kevin E. Grant	54,564,284	609,717	44,566,756
Tanya S. Beder	54,539,138	634,863	44,566,756
Douglas Crocker, II	53,641,220	1,532,781	44,566,756
Jeffery P. Hughes	54,453,706	720,294	44,566,756
Stephen P. Jonas	54,468,962	705,039	44,566,756
Raymond A. Redlingshafer, Jr.	54,225,535	948,466	44,566,756
James A. Stern	54,480,219	693,781	44,566,756
David A. Tyson, PhD	54,235,824	938,177	44,566,756

Proposal 2 — Advisory Vote on Named Executive Officer Compensation:

For	Against	Abstain	Broker Non-Votes
52,274,678	2,459,749	439,574	44,566,756

Proposal 3 — Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
47,929,693	717,728	5,981,831	544,748	44,566,756

As disclosed above, 47,929,693 of the votes cast on Proposal 3 voted, on an advisory basis, to hold an advisory vote on named executive officer compensation every year. In view of these voting results and in accordance with the Board of Director’s recommendation, the Board of Directors has determined that an advisory vote on named executive officer compensation will be submitted to stockholders every year until the next required advisory vote on the frequency of future advisory votes on named executive officer compensation.

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
98,873,026	561,434	306,296	*

*	No broker non-votes arose in connection with Proposal 4 due to the fact that the matter was considered “routine” under New York Stock Exchange rules.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Form of Indemnification Agreement

*	Incorporated by reference to the Company’s Registration Statement on Form S-11 filed with the Securities and Exchange Commission (File No. 333-142236).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CYS INVESTMENTS, INC.

Date: May 11, 2012	By:	/s/ Thomas A. Rosenbloom
	Name:	Thomas A. Rosenbloom
	Title:	Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1*	Form of Indemnification Agreement

*	Incorporated by reference to the Company’s Registration Statement on Form S-11 filed with the Securities and Exchange Commission (File No. 333-142236).